EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Emerging Markets Dividend Growth ETF	268461456	EMDG

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.emergingglobaladvisors.com/etfliterature.cfm. You can also get this information at no cost by calling 1-888-800-4347 or by sending an e-mail request to info@egshares.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated June 27, 2013, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
June 27, 2013

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
SUMMARY PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

EGShares Emerging Markets Dividend Growth ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex-Taiwan Diversified Capped Dividend Growth 50 Index (the “Dividend Growth Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”).  You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Total Annual Fund Operating Expenses (1)	0.85%

(1)      Emerging Global Advisors, LLC (“EGA”) pays all of the expenses of the Fund, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest, litigation expenses and other non-routine (e.g. merger) or extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods.  This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced during the first year by the fee waiver and expense reimbursement agreement described above.  This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”).  The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Dividend Growth Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market companies included in the Dividend Growth Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  The Fund invests in the constituent companies of the Dividend Growth Underlying Index, which may include small, medium and large capitalized companies (“small cap”, “mid cap” and “large cap” companies, respectively) domiciled in emerging market countries. The market capitalization of the companies in Dividend Growth Underlying Index will be within the market capitalization range of the top 85% of companies in the FTSE All Cap ex-Taiwan Float Universe.  The Emerging Markets Dividend Growth Underlying Index is a free-float market capitalization weighted index that measures the stock performance of 50 emerging markets companies with a high compounded annual dividend growth rate that are members of the FTSE Emerging All Cap ex Taiwan Universe.  A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting.  The components of the Dividend Growth Underlying Index will have also paid dividends consistently over the last five years.

The Fund intends to replicate the constituent securities of the Dividend Growth Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares.  In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Dividend Growth Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Dividend Growth Underlying Index is concentrated.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities  The price of one or more of the equity securities in the Fund’s portfolio may fall.  Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance  As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day.  Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly.  You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation  The Fund’s return may not match the return of the Dividend Growth Underlying Index.  The Fund incurs a number of operating expenses that are not reflected in the Dividend Growth Underlying Index, including the cost of buying and selling securities.  If the Fund is not fully invested, holding cash balances may prevent it from tracking the Dividend Growth Underlying Index.

Market Liquidity for Fund Shares  As an ETF, Fund Shares are not individually redeemable securities.  There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Dividend Growth Underlying Index.

High Dividend Yield The Dividend Growth Underlying Index is comprised of, and the Fund invests in, securities of high dividend-paying (i.e., high income) companies.  High dividend-paying stocks may underperform non-dividend paying stocks and the market in general.  The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Non-Diversification  The Fund is non-diversified and, as a result, may have greater volatility than diversified funds.  Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of one company’s securities can have a substantial impact on the Fund’s Share price.

Concentration The Fund will concentrate in industries to the same extent as the Dividend Growth Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Foreign Investment  Foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.  Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets  Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency  The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar.  Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Small Cap and Mid Cap Companies  Small cap and mid cap companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity  In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the Dividend Growth Underlying Index.

Depositary Receipts  Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio.  There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

Management

Investment Adviser

Emerging Global Advisors, LLC

Portfolio Manager

Richard C. Kang is the lead portfolio manager for the Fund and will be responsible for the day-to-day management of the Fund’s portfolio when it commences investment operations.  Mr. Kang has managed the Fund since its commencement of operations in 2013.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares.  Individual Shares may only be purchased and sold on the Exchange through a broker-dealer.  Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EGA Emerging Global Shares Trust
To view the Fund’s statutory prospectus or
statement of additional information online
visit: http://www.emergingglobaladvisors.com/etfliterature.cfm